EXHIBIT 32.2

Certification of Chief Financial Officer of Terra Block International, Inc.
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pursuant to Section 906 of the Sarbanes-Oxley Act of 1992 and Section 1350 of 18
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U.S.C. 63.
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I, James E. Hines the Chief Financial Officer of Terra Block International, Inc.
hereby certify that to my knowledge, Terra Block International, Inc. quarterly report on Form 10-QSB for the period ended September 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual report on Form 10-QSB and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Terra Block International, Inc.

Date: November 14, 2003       /s/ James E. Hines
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                              James E. Hines
                              Chief Financial Officer of
                              Terra Block International, Inc.


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